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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of earliest event reported): March 8, 2001

                            MANUGISTICS GROUP, INC.

               (Exact Name of Issuer as Specified in its Charter)

          DELAWARE                      0-22154                      52-1469385
(State or Other Jurisdiction    (Commission File Number)          (I.R.S. Employer
    of Incorporation or                                        Identification Number)
       Organization)

                           2115 EAST JEFFERSON STREET
                           ROCKVILLE, MARYLAND 20852
             (Address of Principal Executive Offices and Zip Code)

                                 (301) 984-5000
              (Registrant's Telephone Number, Including Area Code)
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ITEM 5.  OTHER EVENTS.

     The Company is hereby filing the following information regarding the description of its business:

                           DESCRIPTION OF MANUGISTICS

BUSINESS

     We are the leading global provider of Enterprise Profit
Optimization(TM)(EPO) and marketplace solutions that help companies lower operating costs, increase revenues, enhance profitability, and accelerate growth by optimizing the supply-demand network from design and procurement through pricing and delivery. We believe EPO is an important emerging market made possible through the combination of the proven cost-reduction power of supply chain management (SCM) solutions and the breakthrough revenue-generating capacity of pricing and revenue optimization (PRO) solutions.

     Our solutions, which include our family of marketplace and application software products, strategic consulting, and implementation services, help our clients monitor and streamline their core internal operational processes involving the design, purchase, manufacture, storage, transportation, marketing, and selling and pricing of their goods and services. Our solutions help integrate clients' internal processes with those of their trading partners and provide the collaboration and optimization required throughout the demand and supply chains and across extended marketplaces. Our solutions also help our clients improve customer service and improve resource allocation through more effective operational decisions, driving revenue higher and costs lower.

     Increasing global competition, shortening product life cycles and developing marketplace initiatives of new and existing competitors are driving enterprises to provide improved levels of customer service while shortening their time-to-market. We were an early innovator in trading partner collaboration, with our first Internet-ready products commercially available in late 1997. Our technology initiatives continue to focus on the changing needs of companies in the markets we serve, as well as the requirements of the new marketplace economy. Our NetWORKS(TM) products are web-enabled through our WebWORKS(TM) architecture and have provided advanced integration to disparate systems through our WebConnect products. Through our exchange platform ExchangeWORKS(TM), we are now addressing the new marketplace processes enabled by the Internet, such as auctions, dynamic pricing, procurement, track and trace, as well as order and pipeline visibility.

     We offer solutions to companies in a diverse array of industries including agriculture, apparel, chemicals, consumer durables, consumer packaged goods, electronics & high technology, energy, food & beverage, government, logistics, metals, motor vehicles & parts, pharmaceuticals, pulp & paper, retail, services and transport, travel & hospitality. Our customer base of over 1,100 clients includes large, multinational enterprises such as 3Com, Cisco Systems, Coca-Cola Bottling, Astec Power Division of Emerson, Ford, Fuji Photo Film USA, Harley-Davidson, Levi Strauss & Co., Marriott, Texas Instruments, The Limited and Unilever, as well as medium-sized enterprises and emerging marketplaces.

INDUSTRY BACKGROUND

     Today's leading companies know that an effective supply chain management and pricing/revenue optimization strategy will make them more competitive and profitable. In addition, companies must combine their optimized supply chains with effective marketplace strategies to respond to increased global competition, to differentiate themselves and to grow market share. We combine our traditional supply chain and new pricing and revenue optimization strengths with our innovative marketplace solutions to enable effective communication and real-time collaboration among global trading partners. Once implemented, our solutions can provide greater access to information, channel visibility and a consolidated view of client requirements, ultimately delivering optimization across the extended supply-demand network.

     Clients are utilizing our solutions to share information within their enterprises and among their trading partners in their supply chain to more effectively coordinate and make decisions to meet or exceed the rapidly changing requirements of their customers. Our solutions address the business processes that enable responsive and intelligent decision-making and are uniquely focused on managing decisions, events and plans with the

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flexibility of adapting to different forms of a trading network. These processes cover the supply chain needs of enterprises and trading networks. These processes range from design, buy and make to the additional processes of move, store, market and sell. In addition, our solutions allow companies to utilize the Internet, as a business collaboration medium to collaborate, monitor, measure and improve their business processes over time.

STRATEGY

     Our objective is to continue to be a leading global provider of SCM, PRO, EPO and marketplace solutions for enterprises and trading networks. We believe we have first mover advantage in the emerging market for the new and important category of enterprise management solutions, EPO. Our strategy to achieve these objectives includes the following elements:

     EXPAND OUR EPO AND MARKETPLACE SOLUTIONS -- We believe that we have significant experience and domain expertise, enhanced through our relationships with clients, industry experts and third-party alliances, in developing and providing EPO and marketplace solutions. We intend to leverage our experience and domain expertise by continuing to extend the capabilities and scope of our solutions to solve a broader range of problems and improve processes within and among companies in trading networks.

     PROVIDE ADVANCED TECHNOLOGICAL INNOVATION -- We develop and offer to our clients leading technological software solutions. We do this through in-depth expertise among our personnel and through our commitment of substantial resources to our research and development initiatives. In addition, we will consider tactical and strategic acquisitions of other companies to speed our time to market, further differentiate ourselves, or both. We utilize tactical acquisitions to enhance or fill out our existing offerings. We utilize strategic acquisitions to extend beyond our existing offerings and to differentiate ourselves through new offerings. See "-- Product Development."

     PROVIDE LEADING INDUSTRY SOLUTIONS -- We prefer to focus our resources on the development and enhancement of our core competencies and to utilize the competencies of third parties with best-of-breed capabilities in areas complementary to our core areas. This permits us to offer our clients leading industry solutions that can better meet their needs.

     ENABLE AND OPTIMIZE MARKETPLACES -- Although the market for marketplace solutions is new, we believe that it is growing rapidly, will become large and represents a significant opportunity. We intend to take advantage of this opportunity and continue expanding our role as a leading provider of marketplace solutions that enable and optimize enterprises and marketplaces.

     EXPAND CURRENT AND EXPLORE NEW VERTICAL MARKETS -- We continue to expand our presence and focus on markets in sectors such as agriculture, apparel, chemical, consumer durables, consumer packaged goods, electronics & high technology, energy, food & beverage, government, logistics, metals, motor vehicles & parts, pharmaceutical, pulp & paper, retail, services and transport, travel & hospitality. Additionally, we are examining opportunities outside of our current market segments as we drive growth and expand penetration of our SCM, PRO, EPO and marketplace solutions.

     DEVELOP STRATEGIC ALLIANCES AND NEW BUSINESS RELATIONSHIPS -- We continue to expand and enhance our current solutions and solution implementation capabilities through alliances with technology providers and consulting firms. We believe that, together with our complementary technology and consulting providers, we will continue to provide clients with a broad range of SCM, PRO, EPO and marketplace solutions and expertise to assist businesses in implementing these solutions to solve their business problems.

PRODUCTS AND MARKETPLACE SOLUTIONS

     Manugistics' solutions are grouped in four distinctive categories:
Manugistics NetWORKS intelligent engines, Manugistics NetWORKS collaborative solutions, Manugistics WebConnect integration platform and Manugistics ExchangeWORKS exchange platform. All of our solutions are powered by our underlying WebWORKS architecture.

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     Manugistics NetWORKS family of products and solutions are designed to collaborate, optimize, measure and analyze across each of the key business process areas -- design, buy, make, store, move, price, market, and sell.

     Manugistics NetWORKS include the core optimization technologies and algorithmic expertise in our SCM and PRO solutions we developed over many years. The intelligent engines included in Manugistics NetWORKS are designed to facilitate strategic, tactical and operational decision-making. Strategic decisions typically consider a time-frame of quarters to years. Tactical decisions typically consider a time-frame of weeks to months. Operational decisions typically consider a time-frame of minutes to days. Detailed descriptions of the NetWORKS intelligent engines follow:

     NETWORKS COMMIT(TM) -- NetWORKS Commit(TM) helps drive accurate, reliable, real-time promises of, and commitments for, delivery of products by simultaneously performing availability checks of inventory, production, materials, manufacturing scheduling, distribution and transportation and then immediately allocating appropriate resources.

     NETWORKS DEMAND(TM) -- NetWORKS Demand(TM) predicts and forecasts future customer demand with a high degree of accuracy, alerting a company to potential supply problems and finding patterns undetected by traditional forecasting solutions.

     NETWORKS FULFILLMENT(TM) -- NetWORKS Fulfillment(TM) orchestrates the time-phased storage and flow of supply to match demand, giving companies the end-to-end visibility to minimize inventory and reduce logistics costs while maximizing customer service.

     NETWORKS MASTER PLANNING(TM) -- NetWORKS Master Planning(TM) optimizes the use of constrained resources to improve customer service levels and increase profit margins by simultaneously optimizing across factors such as resource capacity, availability of raw materials, inflow and outflow (throughput) for facilities, transportation and availability of components and labor.

     NETWORKS PRECISION PRICING(TM) -- NetWORKS Precision Pricing(TM) uses advanced statistical methods and algorithms to predict micro-market segment responses to a company's products and prices. Based on the predicted customer response, the solution determines the optimal price to offer to which customers for each product in order to maximize profit, market share, or other strategic goals.

     NETWORKS PROMOTIONS(TM) -- NetWORKS Promotions(TM) predicts the impact of proposed promotions before committing. Using historical data and statistically-derived market response models, it tests promotional scenarios and forecasts the results.

     NETWORKS SCHEDULING(TM) -- NetWORKS Scheduling(TM) provides advanced single and multi-site planning, detailed scheduling, production sequencing, and real-time communication with the plant floor.

     NETWORKS SOURCING(TM) -- NetWORKS Sourcing(TM) helps reduce expenditures by expanding beyond simple, catalog-based procurement models to complex procurement of direct materials. This solution streamlines procurement of direct materials using integrated, strategic sourcing while leveraging the Internet to provide the collaboration tools required for effective marketplace.

     NETWORKS STRATEGY(TM) -- NetWORKS Strategy(TM) enables enterprises and extended trading networks to more efficiently design optimal supply chain networks. By modeling end-to-end trading partner relationships, this product helps optimize the most profitable supply chain strategy, including choice of trading partners, optimal inventory levels, optimal lane volumes and appropriate seasonal pre-builds and product mix, as well as determine optimal production, storage and distribution locations.

     NETWORKS SUPPLY(TM) -- NetWORKS Supply(TM) provides tactical level functionality in supply planning to help facilitate effective management of material flow between trading partners on complex bills of material, while simultaneously employing intelligent substitution and configuration of constrained materials.

     NETWORKS TARGET PRICING(TM) -- NetWORKS Target Pricing(TM) systematically integrates market information, cost information, customer information and strategic goals to determine the most profitable pricing

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recommendation for a price quotation. The solution uses advanced statistical methods to strike a balance between the probability of winning a deal and its total contribution to profit.

     NETWORKS TRANSPORT(TM) -- NetWORKS Transport(TM) is designed to simultaneously optimize transportation plans and execute all inbound, outbound and intercompany transportation moves, including freight payment, tracking and reporting. With a competitive advantage in multi-point to multi-point transportation planning, this solution helps drive optimized transportation plans to be shared with carriers and manufacturers via the Internet.

     NETWORKS VMI(TM) -- NetWORKS VMI(TM) (Vendor Managed Inventory) gives clients visibility into demand with their trading partners to improve the flow of products, eliminate inefficiencies, and lower costs. NetWORKS VMI creates a consumption-based demand forecast, compares forecast to inventory on-hand and in-transit, develops requirements at the customer sites, and recommends shipments.

     STATGRAPHICS(TM) -- STATGRAPHICS(TM) contains a comprehensive set of statistical tools to control, manage and improve the quality of production processes in manufacturing companies. STATGRAPHICS utilizes statistical quality control and a design of experiments to implement quality management in individual locations throughout an enterprise or manufacturing plant.

     Our collaborative solutions provide collaboration and communication that extend the intelligent engines into new business processes that are created in concert with trading partners. These proven products enable businesses to expand their supply chains into true marketplace trading networks.

     NETWORKS COLLABORATE(TM) -- NetWORKS Collaborate(TM) is a comprehensive solution that enables clients to collaboratively plan, monitor and measure clients trading relationships. NetWORKS Collaborate is a business-to-business, eCommerce solution that ensures the creation and maintenance of joint business plans, monitors the execution of those plans, and measures their success.

     NETWORKS MONITOR(TM) -- NetWORKS Monitor(TM) allows clients to monitor and manage their pre-defined critical planning and event information and provides robust alerting technology to all appropriate trading partners. NetWORKS Monitor provides a web-based portal for all exception information across the entire trading networks, enables role-based security for interaction with that data and provides recommended and auto-resolution paths for repairing those exceptions.

     NETWORKS ONEVIEW(TM) -- NetWORKS OneVIEW(TM) is based on industry-standard OLAP technology that enables operational monitoring, performance measurement, business process design, and network policy setting. Its multi-dimensional analyses increases the speed, accuracy, and efficiency of knowledge discovery and proactive decision-making. NetWORKS OneVIEW extends client decision support by providing business process-specific analyses based on data sourced from other Manugistics applications, ERP systems, financial systems, customer relationship management systems, and POS data providers.

     NETWORKS PROCUREMENT(TM) -- NetWORKS Procurement(TM) utilizes real-time supplier connectivity to enable clients to share forecast projections and materials requirements with suppliers, to request updates to outstanding orders, and to request and auto-select supplier bids based upon pre-defined business rules.

     NETWORKS VISIBILITY(TM) -- NetWORKS Visibility(TM) provides real-time and historical views of mission-critical pipeline and order status information from one central web-based portal. Using role-based security, trading partners can view orders and actions that pertain to their responsibilities within the trading network.

     WEBCONNECT INTEGRATION PLATFORM -- Our WebConnect integration platform utilizes leading edge enterprise application integration, or EAI, technology. WebConnect provides pre-built connectors to common enterprise systems such as J.D. Edwards & Company, Oracle Corporation and SAP AG and automated data transformation and mapping between these systems and ours. Through these pre-built connectors, WebConnect provides seamless integration between our solutions and the many disparate systems that often reside within an enterprise. In addition, WebConnect provides robust business process coordination and messaging for integration to external trading partners and heterogeneous trading network environments. The integration visualization tools allow integrations to be easily updated and maintained by users.

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     EXCHANGEWORKS(TM) EXCHANGE PLATFORM -- ExchangeWORKS(TM) is an advanced, configurable exchange platform for integrated supply chains and marketplace trading networks. ExchangeWORKS helps facilitate sustainable, real-time trading environments and addresses key marketplace requirements to drive critical collaboration activities with trading partners. Since it is designed to enable recurring trade between many buyers and sellers, ExchangeWORKS helps clients develop and benefit from complex, online business relationships. ExchangeWORKS supports a variety of transaction capabilities, such as auctions, negotiated eCommerce, dynamic pricing, procurement, track and trace, and order and pipeline visibility. In addition, it provides the underlying foundation for these transactions with capabilities such as content aggregation, profile management and personalization, information repository, real-time alerts, integration for financial clearinghouse functions, and many-to-many data and functional security. ExchangeWORKS' open architecture enables a modular, end-to-end marketplace platform that can be configured to fit each client's existing technology infrastructure and integrate with other technology providers.

     Manugistics also provides revenue management solutions -- NetWORKS Airline Revenue Optimizer(TM), NetWORKS Cargo Revenue Optimizer(TM), NetWORKS Hospitality Revenue Optimizer(TM), and NetWORKS Lease/Rent
Optimizer(TM) -- which are specifically designed for the transport, travel and hospitality industry. This industry faces unique problems of product perishability and capacity utilization. Our solutions are designed to help our clients in this industry to overcome these challenges and to maximize their revenues and profits.

GLOBAL CONSULTING SERVICES

     A key element of our business strategy is to provide clients with comprehensive solutions for their enterprise and trading network supply chain and pricing/revenue optimization challenges. By combining our products with professional services, we deliver end-to-end solutions that help clients derive the maximum benefit from our solutions. In order to achieve the benefits of our solutions, clients will typically make many changes to their processes and overall operations, including their planning functions, while implementing our solutions. To assist clients in making these changes, we offer a wide range of solution-related services, including supply chain, pricing and revenue, and marketplace development consulting to maximize competitive advantage, business operations consulting, change management consulting, and end-user and system administrator education and training. These services help clients re-engineer their operations to take advantage of our solutions.

     These solution-related services are generally provided separately from our software products in our software license agreements and are provided on a time and materials basis. Our solution-related services group consisted of 277 employees as of February 28, 2001.

CLIENT SUPPORT

     Another element of our comprehensive solutions is providing on-going support to existing clients. Substantially all of our clients enter into annual solution support agreements entitling them to receive solution support, including access to a hotline and an electronic bulletin board and to receive product revisions and enhancements. Our client support function also collects information to assist in focusing future product development efforts and in identifying market demand. As of February 28, 2001, our client support group consisted of 65 employees.

PRODUCT DEVELOPMENT

     Our product development efforts are directed toward the development of new products, the enhancement of the capabilities of existing products, expansion of marketplace capabilities, enhancements for use in foreign countries and the development of products tailored to the specific requirements of particular industries and foreign language translations. To date, most of our products, including product documentation, have been developed by our internal staff and occasionally supplemented by acquisitions and complementary business relationships.

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     In developing new products or enhancements, we work closely with current and prospective clients, as well as with other industry leaders, to address client needs and requirements. We believe that these collaborative efforts will lead to improved software functionality and will result in superior products and solutions likely to have greater market demand. We maintain committees of users and developers for our products which, among other things, define and rank issues associated with products and discuss product enhancement priorities and directions.

     We conduct a Product Launch Program for new applications and major enhancements, which allows clients to review design specifications and prototypes and participate in product testing. We have also established channels for client feedback, which include periodic surveys and focus groups. In addition, our product development staff works closely with our marketing, sales, support and services groups to develop products that meet the needs of our current and prospective clients. As of February 28, 2001, our product development staff consisted of 423 employees.

     Since our inception, we have made substantial investments in product development. We believe that getting products to market quickly, without compromising quality, is critical to the success of these products. We continue to make the product development expenditures that we believe are necessary for us to rapidly deliver new product features and functions.

SALES AND MARKETING

     Our sales operation for North and South America is headquartered at our offices in Rockville, Maryland and includes field offices in the Atlanta, Wayne, PA, Chicago, Irving, TX, Denver, Mountain View, CA, San Mateo, CA, Ottawa, Canada, Mexico City, Mexico, and Sao Paulo, Brazil metropolitan areas. Our direct sales organization focuses on licensing SCM, PRO, EPO and marketplace solutions to large, multi-national enterprises, as well as mid-sized enterprises with a variety of supply chain and marketplace issues.

     We market our solutions in regions outside of North and South America, primarily through subsidiaries. Our British, German, French, Belgian, Brazilian, Dutch and Swedish subsidiaries, located in Bracknell, England; Ratingen, Germany; Paris, France; Brussels, Belgium; Sao Paulo, Brazil; Utrecht, The Netherlands; and Stockholm, Sweden, respectively, provide direct sales, services and support primarily to clients located in continental Europe and the United Kingdom. We established a subsidiary in Tokyo, Japan to license and support our solutions in Japan and a subsidiary in Mexico City, Mexico to license and support our solutions in Mexico. We also have subsidiaries in Australia and Singapore for sales and support to clients in the Pacific Rim. We adapt our solutions for use in international markets by addressing different languages, different standards of weights and measures and other operational considerations. We also license our STATGRAPHICS product in the U.S. and in other countries through independent distributors, national resellers and local dealers. In fiscal 2000, approximately 36% of our total licensing and services revenues were attributable to sales outside the Americas.

     We also use indirect sales channels to market our solutions, complementary software vendors, third-party alliances and distributorships. See
"-- Alliances." Using these channels, we seek to increase the market penetration of our solutions via joint marketing and sales activities. These relationships enhance our sales resources in target markets and expand our expertise to bring optimum supply chain, pricing/revenue and marketplace solutions to prospects and clients.

     We support our sales activities by conducting a variety of marketing programs, including an annual industry supply chain and marketplace event, client "steering committees," and appearances at industry conferences such as those organized by the American Production and Inventory Control Specialists (APICS) organization, Supply Chain World, Retail Systems and Auto-Tech. We also participate in solution demonstration seminars and client conferences hosted by complementary software vendors. In addition, we conduct lead-generation programs including advertising, direct mail, public relations, seminars, telemarketing and ongoing client communication programs.

     As of February 28, 2001, we had 190 employees engaged in sales activities, 50 employees engaged in marketing activities and 167 employees engaged in business development consulting activities.

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ALLIANCES

     We have established business alliances with leading software companies, consulting firms, resellers and other complementary vendors. We have recently established alliances with Agile Software Corporation (which is being acquired by Ariba, Inc.) and Microsoft Corporation and have agreements with a number of other prominent software companies such as BEA Systems, Inc., Extricity, Inc., Metiom, Inc., Moai Technologies, Inc., NetVendor Inc., RightWorks Corporation, Siebel Systems, Inc., Vastera, Inc., Vignette Corporation and webMethods, Inc. In support of these joint efforts, our WebConnect framework will continue to be enhanced to integrate our solutions with the software applications of the companies mentioned above and other ERP, warehouse management systems, manufacturing execution systems, customer relationship management, configuration and other related application vendors.

     We continue to develop relationships with leading consulting firms in order to complement our own marketing efforts. We also have formal relationships with many national and major regional consulting firms including Accenture, Ernst & Young, IBM Consulting, KPMG Consulting and others. In addition to formal programs, we cooperate with other professional services firms informally on a client-by-client basis.

CLIENTS

     Our SCM, PRO, EPO and marketplace software solutions have been licensed by organizations in industries such as apparel, agriculture, chemicals, consumer durables, consumer packaged goods, electronics & high technology, energy, food & beverage, government, logistics, metals, motor vehicles & parts, pharmaceuticals, pulp & paper, retail, services and transport, travel & hospitality. We have licensed various combinations of our software products to clients worldwide. Here is a sample of some of our clients who have either licensed software products from us or our distributors, purchased solution support, consulting or other services or both during fiscal 2000. See "-- Sales and Marketing."

CONSUMER PACKAGED GOODS
Eveready Battery
Revlon
Sweetheart Holdings
Unilever Home & Personal Care, USA

FOOD & BEVERAGE
Coca-Cola Bottling Co. Consolidated
Food Lion
Great Atlantic & Pacific Tea Company
Nabisco, Inc.
Ocean Spray
Safeway
Starbucks Corporation

RETAIL DRUG/MASS MERCHANDISE/SPECIALTY RETAIL
Canadian Tire Corp., Ltd.
Gebr. Heinemann KG
Grupo Elektra
Kmart
Rite Aid
Spalding Sports
Target (Dayton Hudson Corporation)
The Limited
Toys R Us

APPAREL
K-Swiss, Inc.
Levi Strauss & Co.
Oxford Industries, Inc.
The Timberland Company
YKK (USA)

MOTOR VEHICLES & PARTS
Caterpillar
Deere & Co.
Ford
Harley-Davidson, Inc.
Tenneco

CHEMICALS, PETROCHEMICALS AND PROCESS
BASF
BP
Fuji Photo Film, USA
Rohm & Haas

AEROSPACE
Boeing

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ELECTRONICS & HIGH TECHNOLOGY
3Com Corporation
Analog Devices
Cisco Systems, Inc.
Compaq Computer Corporation
Emerson
Hewlett Packard
IBM
Lexmark
Philips Lighting B.V.
Texas Instruments Incorporated

MARKETPLACES
Agora
EConnections
Elemica
GlobalNetXchange

TRANSPORT, TRAVEL & HOSPITALITY
Archstone Communities
Marriott
Princess Cruises
United Airlines

     We generally provide our software products to clients under non-exclusive, non-transferable license agreements. To protect our intellectual property rights we do not sell or transfer title of our products to our clients. Under our current standard license agreement, licensed software may be used solely for the client's internal operations. We are expanding our products and services to provide solutions to emerging e-commerce markets including engaging in joint development efforts and providing non-exclusive software licenses to enable trading exchanges.

COMPETITION

     The markets for supply chain management and pricing/revenue optimization and marketplace solutions are highly competitive. Other application software vendors, including companies targeting mainframe or mid-range clients and certain professional services organizations, including such vendors as Adexa (which is being acquired by FreeMarkets), Aspen Technology, The Descartes Systems Group, Inc., i2 Technologies, Logility, Micros Systems, Inc., PROS Revenue Management, Sabre Inc., SynQuest, and YieldStar Technology offer products that are directly competitive with some of the software applications marketed by us. In addition, certain ERP vendors, most of which are substantially larger than we are, have acquired or developed supply chain planning software companies, products or functionality or have announced intentions to develop and sell supply chain planning solutions, including such vendors as Invensys plc (which acquired Baan Company N.V.), J.D. Edwards & Company, Oracle Corporation, PeopleSoft, Inc. and SAP AG.

     The principal competitive factors in the markets in which we compete include product functionality and quality, domain expertise, product suite integration, ease of use, customer service and satisfaction, the ability to provide client references, product support, product-related services, compliance with industry standards and requirements, the ability of the solution to generate business benefits, vendor reputation and, in international markets, availability in foreign languages. We believe that our principal competitive advantages are our comprehensive, integrated solutions, our significant list of referenceable clients, our substantial investment in product development, the strength of our solutions to generate business benefits, the speed at which our solutions generate returns or are implemented, our strong client support services and our extensive knowledge of supply chain management and pricing/revenue optimization and marketplace solutions.

LICENSE AGREEMENTS AND PRICING

     License fees consist principally of fees generated from licenses of our software products. In consideration of the payment of license fees, we generally grant nonexclusive, nontransferable, perpetual licenses which are primarily business unit and user specific. License fee arrangements vary depending upon the type of software product being licensed and the computer environment. License fees are based primarily on which products are licensed, the complexity of the client's problem and on the number of users and locations. Licensing dollar amounts for supply chain optimization solutions may reach tens of millions of dollars for a large scope of supply chain and marketplace initiatives.

     Clients may obtain solution support for an annual fee, depending on the level of support and the size of the license fee. The solution support fee is generally billed annually and is subject to changes in solution

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support list prices. We also provide pre-installation assistance, systems administration, training and other product-related services, generally on a time and materials basis. This allows our clients to determine the level of support or services appropriate for their needs.

PROPRIETARY RIGHTS AND LICENSES

     We regard our software as proprietary and rely on a combination of trade secret, copyright and trademark laws, license agreements, confidentiality agreements with our employees and nondisclosure and other contractual requirements imposed on our clients, consulting partners and others to protect proprietary rights in our products. We distribute our supply chain optimization and marketplace software under software license agreements, which typically grant clients nonexclusive, nontransferable licenses to our products and have perpetual terms unless terminated for breach. Under these types of license agreements, we retain all rights to market our products.

     Use of the licensed software is usually restricted to clients' internal operations and to designated users. In sales to virtual service providers, the licensed software is restricted to clients' internal operations of designated users and the processing of defined customer's client data. Use is subject to terms and conditions prohibiting unauthorized reproduction or transfer of the software. We also seek to protect the source code of our software as a trade secret and as an unpublished, copyrighted work.

EMPLOYEES

     As of February 28, 2001, we had 1,451 full-time regular employees. None of our employees are represented by a labor union. We have experienced no work stoppages and believe that our employee relations are generally good.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on the 8th day of March, 2001.

                                          MANUGISTICS GROUP, INC.

                                          By:     /s/ TIMOTHY T. SMITH
                                            ------------------------------------
                                                      Timothy T. Smith
                                                 Senior Vice President and
                                                      General Counsel

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